Contract Charges (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Contract Charges
6.	CONTRACT CHARGES

Earnings Charge Relating to LHD 8 Contract Performance—LHD 8 is an amphibious assault ship that was delivered in the second quarter of 2009. LHD 8 features significant enhancements compared with earlier ships of the class, including a gas turbine engine propulsion system, a new electrical generation and distribution system, and a centralized machinery control system administered over a fiber optic network. LHD 8 was constructed under a fixed-price incentive contract. Lack of progress in LHD 8 on-board testing preparatory to sea trials prompted the company to undertake a comprehensive review of the program, including a detailed physical audit of the ship, resulting in a pre-tax charge of $272 million in the first quarter of 2008 for anticipated cost growth related to the identified need for substantial re-work on the ship. In addition to the LHD 8 charge, an additional $54 million of charges were recognized in the first quarter of 2008, primarily for schedule impacts on other ships and impairment of purchased intangibles at the Gulf Coast shipyards. Subsequent to recognizing the LHD 8 charge, the company delivered the ship at costs that were lower than the amounts previously anticipated primarily due to efficiencies from improved operating practices, mitigation of performance risk and increased recovery of cost escalation adjustments. As a result, $63 million of the loss provision was reversed in 2008, and an additional $54 million was reversed in 2009 upon delivery of the ship. In 2010, NGSB determined that costs to complete post-delivery work on LHD 8 exceeded original estimates resulting in a charge of $30 million.

Earnings Charge Relating to LPD 22-25 Contract Performance—The LPD 22-25 contract is a four-ship fixed-price incentive contract for the construction of amphibious landing platform ships that are a follow-on of the LPD 17 Class program with five ships previously built and delivered. The program's construction has been adversely impacted by operating performance factors, resulting in unfavorable cost growth that led to pre-tax charges totaling $171 million in 2009. In 2010, the company recorded net performance adjustments of $132 million primarily for additional cost growth on the LPD 22-25 contract, including the effect of a $113 million charge for the cumulative effect of the $210 million of incremental costs expected due to the company's decision to wind down its shipbuilding operations at the Avondale facility in 2013. Note 4 provides additional information related to the consolidation of Gulf Coast operations.